Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-290830

BAILLIE GIFFORD ETF TRUST

Baillie Gifford Emerging Markets ETF

Baillie Gifford International Alpha ETF

Supplement dated September 8, 2026 to the Prospectus and the Statement of Additional
Information (“SAI”), each dated June 1, 2026, as supplemented or revised from time to time

1.	Effective on or about March 31, 2027, Andrew Stobart will no longer be Portfolio Manager for Baillie Gifford Emerging Markets ETF and will no longer be a member of the Emerging Markets Equity Team. The Prospectus and the SAI are revised as of that date to remove all references to Andrew Stobart as Portfolio Manager for Baillie Gifford Emerging Markets ETF and as a member of the Emerging Markets Equity Team.

2.	Effective on or about April 1, 2027, Alice Stretch will become a Portfolio Manager for Baillie Gifford Emerging Markets ETF. Therefore, effective as of that date, the Prospectus and the SAI are revised as follows.

The subsection titled “Management” under “Baillie Gifford Emerging Markets ETF” in the “Fund Summaries” section is restated in its entirety as follows:

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Ben Durrant	Portfolio Manager	2026
Mike Gush	Portfolio Manager	2026
Alice Stretch	Portfolio Manager	2027

The subsection titled “Baillie Gifford Emerging Markets ETF Team” under “Investment Teams” in the “Fund Management” section is revised to add the following information:

Education	Investment Experience
Alice Stretch BSC in Political Economy (2018) King’s College London

Ms. Stretch is an investment manager in the Emerging Markets Equity Team. She joined Baillie Gifford in 2018, starting out as an analyst in the Emerging Markets Equity Team. She has previously worked in the Long Term Global Growth, Global Alpha and Credit teams. Ms. Stretch graduated BSc in Political Economy from King’s College London in 2018.

Ms. Stretch has been a member of the portfolio management team since April 2027.

The section titled “Other Accounts” under “Investment Decisions by Portfolio Managers” in the “Manager” section of the SAI is revised to add the following information:

Account Type	Total Accounts	Total Assets in Accounts (US$m)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$m)
Baillie Gifford Emerging Markets ETF
Alice Stretch, as of August 31, 2026*
Registered Investment Companies	--	--	--	--
Other Pooled Investment Vehicles	--	--	--	--
Other Accounts	1	146	--	--
*Ownership of Securities - As of August 31, 2026, Ms. Stretch did not beneficially own any shares of Baillie Gifford Emerging Markets ETF.

3.	Effective on or about March 31, 2027, Donald Farquharson will no longer be Portfolio Manager for Baillie Gifford International Alpha ETF and will no longer be a member of the Japanese Equities Team. The Prospectus and the SAI are revised as of that date to remove all references to Donald Farquharson as Portfolio Manager for Baillie Gifford International Alpha ETF and as a member of the Japanese Equities Team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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